                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           April 19, 2007

                           --------------

                           Date of Report

                 (Date of Earliest Event Reported)

                            ZALDIVA, INC.

                            -------------

     (Exact Name of Registrant as Specified in its Charter)

    FLORIDA                  000-49652                   65-0773383

    -------                  ---------                   ----------

 (State or other juris-   (Commission File No.)          (IRS Employee

diction of incorporation)                                  I.D. No.)

                      331 East Commercial Blvd.

                   Ft. Lauderdale, Florida  33334

                   ------------------------------

             (Address of Principal Executive Offices)

                             (877) 925-3482

                             --------------

                      Registrant's Telephone Number

                                    N/A

                                    ---

        Former name or former address, if changed since last report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

---------------------------------------------

     On April 19, 2007, the Board of Directors of Zaldiva, Inc., a Florida corporation (the "Company"), accepted the resignation of Robert B. Lees as President of the Company and unanimously appointed  Nicole Leigh-van Coller to serve as President and a director of the Company until the next annual meetings of the Company's Board of Directors and stockholders, respectively, or her prior resignation or termination.

     Ms. Leigh-van Coller is 35 years of age.  She is a 1989 graduate of Washington High School in Phoenix, Arizona.  For the past five years, she has been significantly involved in the Company’s operations, including web site design and maintenance, inventory and shipping, online sales fulfillment and general operations.

     Ms. Leigh-van Coller is the wife of Jeremy van Coller, who is a director of the Company.

     During the past two years, there have been no material transactions, series of similar transactions or currently proposed transactions, to which the Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $120,000 and in which Ms. Leigh-van Coller or any member of her immediate family had a material interest.

     The Company does not have an employment agreement with Ms. Leigh-van Coller.

     There were no disagreements between the Company and Mr. Lees regarding his service as our President his service as a member of the Board of Directors or her resignation as the Company’s President.  At the same time that the Company’s Board of Directors appointed Ms. Leigh-van Coller President of the Company, it appointed Mr. Lees to serve as Chairman of the Board of Directors until the next annual meeting of stockholders or his prior resignation or termination.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number         Description

--------------         -----------

     99                Press Release regarding appointment of

                       Nicole Leigh-van Coller as President

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ZALDIVA, INC.

Date:  4-19-07          /s/ Nicole Leigh-van Coller

      ------------             ----------------------------

                               Nicole Leigh-van Coller, President